Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual Report on Form 10-K of Buyonate, Inc. for the year ended December 31, 2009, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the annual Report on Form 10-K of Buyonate, Inc. for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the annual Report on Form 10-K for the year ended December 31, 2009, fairly presents in all material respects, the financial condition and results of operations of Buyonate, Inc.


By: /s/ Husni Hassadiyeh
   ------------------------------------------------------------
Name:  Husni Hassadiyeh
Title: Principal Executive Officer and Director

Date: March 23, 2010


By: /s/ Inbar Kuta
   ------------------------------------------------------------
Name:  Inbar Kuta
Title: Principal Executive Officer, Principal Accounting
       Officer and Director

Date: March 23, 2010